EXHIBIT 10.1

AMENDMENT NUMBER THREE TO LETTER AGREEMENT OF OCTOBER 27th, 2006

December 14, 2006

Complete Tower Sources, Inc.

715 Vatican Road

Carencro, LA  70520

Attn:  Lori H. Mitchell

Mitchell Site Acq., Inc.

119 Veterinarian Road

Lafayette, LA  70507

Attn:  Matthew B. Mitchell

Re:                               Stock Purchase Agreement (the “CTSI Stock Purchase Agreement”), dated June 20, 2006, by and among Ayin Holding Company Inc. ({Purchaser”), Complete Tower Sources, Inc. (“CTSI”) and Lori H. Mitchell, sole shareholder of CTSI, as amended by that certain Letter Agreement, dated June 20, 2006, by and among Purchaser, Sellers (as such term is defined below), CTSI and Mitchell Site Acq., Inc. (“MSAI”) (the “First Letter Agreement”) and that certain Closing Letter Agreement, dated August 15, 2006, by and among Purchaser, Sellers, CTSI, and MSAI (the “Closing Letter Agreement”);

Stock Purchase Agreement (the “MSAI stock Purchase Agreement”), dated June 20, 2006, by and among Purchaser, MSAI and Matthew B. Mitchell, sole shareholder of MSAI, as amended by the First Letter Agreement and the Closing Letter Agreement,

Stock Purchase Agreement Promissory Note, dated August 15, 2006, between Purchaser and Lori H. Mitchell in the amount of $28,400,000 (the “CTSI Earnout Note”)

Stock Purchase Agreement Promissory Note, dated August 15, 2006, between Purchaser and Matthew B. Mitchell in the amount of $5,400.000 (the “MSAI Stock Purchase Agreement Note”), the Goodwill Purchase Agreement between Purchaser and Matthew B. Mitchell, dated August 15, 2006 (the “Goodwill Purchase Agreement”), and the Goodwill Purchase Agreement Promissory Note, dated August 15, 2006, between Purchaser and Matthew B. Mitchell in the amount of $5,400,000 (the “MSAI Goodwill Note and, together with the MSAI Stock Purchase Agreement Note, the “MSAI Earnout Notes”);

Closing Promissory Note, dated August 15, 2006, by and among Charys Holding Company, Inc. (“Parent”), Purchaser and Lori H. Mitchell in the amount of $23,755,852 (the “CTSI Closing Note”);

Closing Promissory Note, dated August 15, 2006, by and among Parent, Purchaser and Matthew B. Mitchell in the amount of $13,412,500 (the “MSAI closing Note”); and

The Promissory Note dated October 20, 2006 made payable to Lori H. Mitchell in the amount of $42,955,852.

The Promissory Note dated October 20, 2006 made payable to Lori H. Mitchell in the amount of $14,200,000.

The Promissory Note dated October 20, 2006 made payable to Matthew B. Mitchell in the amount of $20,812,500.

The Promissory Note dated October 20, 2006 made payable to Matthew B. Mitchell in the amount of $2,700,000.

The Goodwill Purchase Agreement Promissory Note dated October 20, 2006 made payable to Matthew B. Mitchell in the amount of $2,700,000.

Letter Agreement, dated October 27, 2006, by and among Purchaser, Parent CTSI, MSAI and Sellers, as amended by Amendment Number One to Letter Agreement of October 27, 2006, dated November 24, 2006, and further amended by Amendment Number Two to Letter Agreement of October 27, 2006, dated December 1, 2006, by and among Purchaser, Parent, CTSI, MSAI, the Sellers and Whitney National Bank (the October 27th Letter Amendment)

The foregoing agreements are herein referred to collectively as the “Purchase Agreements”.

Lori H. Mitchell and Matthew B. Mitchell are herein referred to collectively as the “Sellers”.

The Escrow Agreement, dated November 11, 2006, between Purchaser, CTSI and Parent and Whitney National Bank, and the Escrow Agreement, dated November 11, 2006, between Purchaser, MSAI and Parent and Whitney National Bank, each pertaining to the foregoing, and each as amended by Amendment Number One (Amendment Number One) to Letter Agreement of October 27, 2006, dated November 24, 2006, and further amended by Amendment Number Two to Letter Agreement of October 27, 2006, dated December 1, 2006 (Amendment Number Two) that certain Letter Agreement dated November 24, 2006, by and among Purchaser, CTSI, MSAI, the Sellers and Whitney National Bank, are hereby referred to collectively as the “Escrow Agreements”.

Ladies and Gentlemen:

This letter agreement (this “Letter Agreement”) is being delivered in connection with the Purchase Agreements and sets forth the agreement of the parties on certain matters related to the Purchase Agreements.  Unless specifically amended by (i) this Letter Agreement, (ii) the First Letter Agreement, (iii) the Closing Letter Agreement or (iv) the October 27th Letter Amendment as amended, the Purchase Agreements and the Escrow Agreements remain unchanged and in full force and effect.

Accordingly, Purchaser, Parent, CTSI, MSAI and Sellers, each intending to be legally bound, agree as follows:

That the Letter Agreement of October 27, 2006, as amended by Amendment Number One to the Letter Agreement of October 27, 2006, dated November 24, 2006 (Amendment Number One) and as further amended by Amendment Number Two to the Letter Agreement of October 27, 2006 (dated December 1, 2006) is hereby amended as follows:

a.             That the payment date as set out in paragraph I (1) is extended to February 15, 2007.

b.             That the date for Ayin Holding Company, Inc. to

(1)          Pay off the CTSI loan obligations to the Whitney National Bank up to the amount of $2,400,000 and to cancel all personal guarantees on the said Whitney National Bank loans; and

(2)          To cancel all personal guarantees on the credit card obligations and Letters of Credit to the Whitney National Bank by CTSI

is hereby extended until February 15, 2007.

c.                                       In the event that the obligations referred to in this Letter are accomplished by February 15, 2007, it will be necessary for Complete Tower Sources, Inc. and for Mitchell Site Acq., Inc. to file income tax returns for the portion of the year 2006 (ending on August 15, 2006).  It is agreed by the Parties hereto that the Purchasers will be liable for and will pay any penalties, interests, or charges associated with the late filing of these tax returns.

d.                                      That the Escrow Agreement dated November 9, 2006 between Ayin Holding Company, Inc., Complete Tower Sources, Inc. and Charys Holding Company, Inc. with the Whitney National Bank as Escrow Agent and the Escrow Agreement dated November 9, 2006 between Ayin Holding Company, Inc., Mitchell Site Acq., Inc., Charys Holding Company, Inc. with the Whitney National Bank as Escrow Agent, as those Escrow Agreements have been amended by Amendment Number One and Amendment Number Two referred to above, is hereby amended to extend the date for the completion of the obligations of Ayin Holding Company, Inc., as set forth in paragraph no. 2 (Distribution of The Subject Matter of The Escrow) until February 15, 2007.

This Letter Agreement may be executed in counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.  Additionally, this Letter Agreement may be executed and delivered by facsimile transmission.

Signatures on Next Page

Sincerely,

AYIN HOLDING COMPANY, INC.
as Purchaser

By:	/s/ Jimmy Taylor
Jimmy Taylor, President

CHARYS HOLDING COMPANY, INC.
as Parent

By:	/s/ Billy V. Ray, Jr.
Billy V. Ray, Jr., Chief Executive Officer

Agreed and Accepted this 14th day of December, 2006:

COMPLETE TOWER SOURCES, INC.		CTSI SELLER:

By:	/s/ Lori H. Mitchell
Name:	Lori H. Mitchell	/s/ Lori H. Mitchell
Title:	President	Lori H. Mitchell

MITCHELL SITE ACQ., INC.		MSAI SELLER:

By:	/s/ Matthew B. Mitchell
Name:	Matthew B. Mitchell	/s/ Matthew B. Mitchell
Title:	President	Matthew B. Mitchell

Whitney National Bank, Escrow Agent under each of the Escrow Agreements, hereby acknowledges receipt of a copy of this Letter Agreement and hereby accepts the terms and conditions set out herein.

Dated this 14th day of December, 2006.

WHITNEY NATIONAL BANK

BY:	/s/ Timothy C. Brennan
Authorized Officer